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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               November 2, 1998


                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

           New Jersey                   1-1-432                     22-2429994
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(State of other                      (Commission                (IRS Employer
jurisdiction of                      File Number)               Identification
incorporation)                                                  Number)


                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey  07724
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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  732-676-1200







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         (Former name or former address, if changed from last report)


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                                     - 2 -


        Item 5. Other Events
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                Roberts Pharmaceutical Corporation announced today that it has initialized a multi-phase upgrade program to expand significantly the online information and services available from the Company through its internet home page at www.robertspharm.com.

        As part of the first phase of this upgrade, Roberts website will now offer a complete investor relations package to include: an archive of news releases; a broad range of financial data; a list of brokerage firms and analysts who cover the Company; concensus earnings estimates; and both current and historical stock price information.

        The Company's SEC filings may be downloaded directly from the Roberts website and an interactive calendar is available which individuals can use to be reminded by email of scheduled Company events and presentations. The Company plans further changes and additions to its website which encompass a significant broadening of the information and services available online with regard to the Company's products, new drug development programs and international operations.

        The Company stated that with the growth in the number of people connected to the worldwide web, utilizing the Company's website to build a bigger, more functional presence on the internet is consistent with Roberts' commitment to maintain strong channels of communication for customers, medical professionals and investors.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ROBERTS PHARMACEUTICAL CORPORATION
                                              ----------------------------------
                                                        (Registrant)


Date:  November 4, 1998                       /s/ Anthony A. Rascio
                                              ----------------------------------
                                              Anthony A. Rascio
                                              Vice President

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                                     - 3 -


FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.